Exhibit 99.1

RUSH STREET INTERACTIVE AND dMY TECHNOLOGY GROUP TO COMBINE TO

CREATE A GROWING PUBLICLY TRADED ONLINE GAMING COMPANY

Preeminent online gaming company Rush Street Interactive is a market leader in the U.S. online casino segment under the BetRivers and SugarHouse brands; top sports betting offering to roll out new sportsbook app this year

Combined company anticipated to have initial enterprise value of approximately $1.78 billion, plus an estimated over $235 million in net cash to fund growth strategy

Transactions include a $160 million committed PIPE at $10.00 per share led by Fidelity Management and Research Company

RSI projects approximately $320 million in revenue for 2021 fiscal year

RSI’s majority shareholders, Neil Bluhm & Greg Carlin, will retain approximately 93% of their existing equity holdings in the combined company

Post-Closing, RSI will continue to be led by Neil Bluhm, Chairman & Co-Founder, Greg Carlin, CEO & Co-Founder, and Richard Schwartz, President & Co-Founder

CHICAGO – July 27, 2020 – Rush Street Interactive, LP (“RSI” or the “Company”), one of the fastest-growing online casino and sports wagering companies in the United States, and dMY Technology Group, Inc. (NYSE: DMYT.U, DMYT and DMYT WS) (“dMY”), a publicly traded special purpose acquisition company, today announced that they have entered into a definitive agreement pursuant to which RSI and dMY will combine. As a result of the transaction, RSI will become a publicly listed company on the New York Stock Exchange, and the combined company is anticipated to have an initial enterprise value of approximately $1.78 billion. Upon closing, dMY intends to change its name to Rush Street Interactive, Inc. and its NYSE trading symbol to “RSI.”

Rush Street Interactive Highlights

Founded in 2012 by gaming industry veterans Neil Bluhm, Greg Carlin and Richard Schwartz, RSI is a market leader in online casino and sports betting in the United States.

RSI currently operates online gaming sites in Illinois and Pennsylvania, the two largest populated U.S. states that have legalized online gaming and where a scarcity of online gaming licenses also exists, as well as in New Jersey, Indiana, and Colorado. The total estimated size of the U.S. market for online casino and online sports betting is approximately $33 billion according to Eilers & Krejcik and RSI estimates.

The Company launched its first online gaming casino site, PlaySugarHouse.com in New Jersey, in September 2016 and subsequently became the first online gaming company to launch online sports wagering in Pennsylvania, Indiana, Colorado and, most recently, Illinois. Additionally, RSI is the first U.S.-based gaming operator to launch a legal and regulated online sportsbook on a national basis in Latin America. RSI only operates in legal and regulated markets.

The Company’s proprietary, innovative iGaming platform provides a rich and differentiated user experience, and a wide range of specialized bonusing tools. RSI offers premier in-game and live event streaming and expects to launch a new iOS sportsbook app later this year.

Management & Governance

Following the closing of the transaction, Neil Bluhm will continue to serve as Chairman of the Board of Directors, Greg Carlin will continue to serve as Chief Executive Officer, and Richard Schwartz will continue to serve as President of the combined company, supported by a deep and talented management team with substantial expertise in the online gaming industry.

The combined company’s Board of Directors will include dMY’s Chairman Harry You and CEO Niccolo de Masi. Mr. You is the former EVP of EMC and previously served as the Chief Financial Officer of Accenture and Oracle. Mr. de Masi is the current Chairman and former CEO of Glu Mobile (Nasdaq: GLUU), a leading developer and publisher of mobile games for smartphone and tablet devices.

“We started RSI in 2012 to create a fun and engaging online experience for the U.S. gaming customer and we now have a great opportunity to accelerate our growth in this dynamic market,” said Mr. Carlin. “We are looking forward to investing further in market expansion, product innovation, and growing our talented team.”

“RSI has achieved leading online casino and sportsbook market positions by focusing on what players want – a high-quality product, helpful customer service, and transparency and honesty,” Mr. Schwartz said. “This transaction will help enhance and broaden our product offerings and attract more players.”

“This transaction with dMY Technology will provide RSI access to growth capital to allow for the expansion of the business in this fast-growing market and we expect it will serve our customers and investors well,” Mr. Bluhm said.

“With their dozens of years of online casino and sports wagering experience, RSI has developed a leading customer-focused online gambling platform,” said Mr. de Masi. “Harry and I are tremendously excited about RSI’s positioning and the long-term growth opportunity they have in the expanding U.S. market.”

Key Transaction Terms

The transaction values the combined company at an anticipated initial enterprise value of approximately $1.78 billion, or 5.6x RSI’s projected 2021 revenue of $320 million.

The consideration payable to RSI shareholders will consist of a combination of cash and rollover equity in dMY. Upon the closing of the transaction, Mr. Bluhm and his affiliates will hold a controlling economic interest (through an Up-C structure described below) and a controlling voting interest in the combined company.

Cash proceeds from the transaction will consist of dMY’s $230 million of cash in trust (subject to reduction for any potential redemptions by existing stockholders of dMY) and an additional $160 million PIPE investment led by Fidelity Management and Research Company at $10.00 per share in the common stock of dMY. Any cash proceeds from the transaction remaining on the combined company’s balance sheet are expected to be used to accelerate RSI’s growth in both domestic and international markets, support marketing efforts and provide additional working capital.

Before any potential redemptions by existing stockholders of dMY, there is approximately $230 million currently held in dMY’s trust account. Upon payment of the purchase price and related transaction fees and expenses (including payments to existing RSI shareholders in connection with the redemption of their equity) and the substantially concurrent closing of the PIPE transaction, it is anticipated that the combined company will have over $235 million on its consolidated balance sheet at closing and an anticipated initial equity market capitalization of over $2.0 billion.

Up to $125 million of cash from the $160 million PIPE will be used to redeem equity from existing RSI equityholders in accordance with the terms of the definitive agreement. The terms of the transaction require dMY to have a minimum of $160 million in cash immediately prior to closing. Such closing cash is defined in the definitive agreement as the sum of the cash available from dMY’s trust account net of any potential redemptions and net of transaction expenses, plus the committed PIPE capital.

The transaction will be structured as an Up-C where the current equityholders of RSI will retain a portion of their equity interests in RSI and will receive an equal number of non-economic voting shares in the combined company. The combined company will also enter into a customary tax receivable arrangement with the current equityholders of RSI, which will provide for the sharing of certain tax benefits as realized by the combined company.

The Boards of Directors of both dMY and RSI have each unanimously approved the transaction. The transaction will require the approval of dMY’s stockholders, and is subject to other customary closing conditions, including the receipt of certain regulatory approvals. The transaction is expected to close in 2020. Upon closing, dMY intends to change its name to Rush Street Interactive, Inc. and its NYSE trading symbol to “RSI.”

An investor presentation detailing the transaction will be available at www.dmytechnology.com. It will be filed with the SEC as an exhibit to a Current Report on Form 8-K, and available on the SEC website at www.sec.gov.

Advisors

Jefferies LLC and Oakvale Capital LLP are acting as co-lead capital markets and financial advisors to RSI. Kirkland & Ellis LLP is serving as legal advisor to RSI. White & Case LLP, Cleary Gottlieb Steen & Hamilton LLP, and Greenberg Traurig LLP are acting as legal advisors to dMY. Goldman Sachs & Co. is serving as financial advisor to dMY. Needham & Company and Oakvale Capital acted as placement agents for the PIPE transaction.

Goldman Sachs & Co. and UBS Investment Bank were the underwriters of the initial public offering of dMY.

About Rush Street Interactive

Founded in 2012 by gaming industry veterans Neil Bluhm, Greg Carlin and Richard Schwartz, RSI is a market leader in online casino and sports betting in the U.S. The Company launched its first online gaming casino site, PlaySugarHouse.com in New Jersey, in September 2016 and is the first online gaming company to launch online sports wagering in Pennsylvania, Indiana, Colorado and, most recently, Illinois. RSI was the first U.S.-based gaming operator to launch a legal and regulated online sportsbook on a national basis in Latin America (Rushbet.co in Colombia). For more information, visit www.rushstreetinteractive.com.

About dMY Technology Group

dMY Technology Group, Inc is a $230 million special purpose acquisition company founded by Niccolo de Masi and Harry You for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. dMY’s initial public offering was underwritten by Goldman Sachs & Co. and UBS Investment Bank, and its common stock, units and warrants began trading on the NYSE on February 21, 2020 under the ticker symbols DMYT, DMYT-UN and DMYT-WT, respectively. More information can be found at www.dmytechnology.com.

Important Information About the Proposed Business Combination and Where to Find It

In connection with the proposed business combination, dMY intends to file a preliminary proxy statement and a definitive proxy statement with the SEC. dMY’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials will contain important information about RSI, dMY and the proposed business combination. When available, the definitive proxy statement and other relevant materials for the proposed business combination will be mailed to stockholders of dMY as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: dMY Technology Group, Inc., Attention: Niccolo de Masi, Chief Executive Officer, niccolo@dmytechnology.com.

Participants in the Solicitation

dMY and its directors and executive officers may be deemed participants in the solicitation of proxies from dMY’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in dMY will be filed in the proxy statement for the proposed business combination and be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed business combination when available.

RSI and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of dMY in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement for the proposed business combination.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. dMY’s and RSI’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, dMY’s and RSI’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination and the timing of the completion of the proposed business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside dMY’s and RSI’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive business combination agreement (the “Agreement”); (2) the outcome of any legal proceedings that may be instituted against dMY and RSI following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of dMY, certain regulatory approvals or satisfy other conditions to closing in the Agreement; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on RSI’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of dMY’s shares of common stock on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of RSI to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that RSI or dMY may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed business combination, including those under “Risk Factors” therein, and in dMY’s other filings with the SEC. dMY cautions that the foregoing list of factors is not exclusive. dMY cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. dMY does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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Contacts

For RSI:

Media:

Jonathan Gasthalter / Carissa Felger / Nathaniel Garnick

(312) 319-9233 / (212) 257-4170

rsi@gasthalter.com

or

Lisa Johnson

(609) 788-8548

lisa@lisajohnsoncommunications.com

or

Dennis Culloton

(312) 228-4780

dc@cullotonbauerluce.com

Investors

rsi@gasthalter.com

For dMY:

Niccolo de Masi

(310) 600-6667

niccolo@dmytechnology.com